SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO FACTOR-BASED FUNDS
For the Wells Fargo Emerging Markets Bond Fund
Wells Fargo High Yield Corporate Bond Fund
Wells Fargo International Government Bond Fund
Wells Fargo U.S. Core Bond Fund
(each a “Fund”, together the “Funds”)

At a meeting held on August 10-12, 2020, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the liquidation of the Funds.

The liquidation of the Funds is expected to occur after close of business on or about August 27, 2020. Shareholders of the Funds on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.

August 13, 2020	II080/P1300SP